                                                                   Exhibit 10.3

                             WAIVER AND CONSENT NO. 4

                             DATED AS OF JUNE 14, 2000

                                       TO

                                CREDIT AGREEMENT

                           DATED AS OF MARCH 22, 1999


       THIS WAIVER AND CONSENT NO. 4 TO CREDIT AGREEMENT ("WAIVER") is made as of the 14th day of June, 2000 by and among PRECEPT BUSINESS SERVICES INC. (the "Borrower"), the financial institutions parties thereto as lenders (the "Lenders"), BANK ONE, TEXAS, NA, as Agent (the "AGENT") under that certain Credit Agreement dated as of March 22, 1999 by and among the Borrower, the Lenders and the Agent, as previously amended by Amendment and Waiver No. 1 thereto dated as of May 14, 1999, Amendment and Waiver No. 2 thereto dated as of November 12, 1999 and Amendment and Waiver No. 3 dated as of April 27, 2000 (as so amended and as further amended, modified, supplements and or restated from time to time, the "CREDIT AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                 WITNESSETH


       WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

       WHEREAS, the Borrower has notified the Agent and the Lenders that the "Specified Defaults" (as defined below) have occurred;

       WHEREAS, the Borrower has requested that the Agent and the Lenders waive the Specified Defaults under the Credit Agreement;

       WHEREAS, the Borrower, the Lenders and the Agent have agreed to enter into this Waiver on the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following terms applicable to the waivers given under the Credit Agreement.

       1. WAIVERS AND CONSENTS. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, effective as of the date hereof and through and including June 29, 2000 (the "WAIVER PERIOD"), the parties hereby agree as follows:

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       1.1. Waivers.  The parties agree that the Defaults arising as a result of the Borrower's noncompliance with the provisions set forth below are hereby waived (such Defaults being herein, the "SPECIFIED DEFAULTS"):

       (a) the Borrower's non-compliance with the provisions of SECTION
   7.4(B) for the quarter ended March 31, 2000 PROVIDED, THAT, such waiver shall only be effective if the Borrower's Leverage Ratio as of the quarter then ended was not greater than 3.85 to 1.00;

       (b) the Borrower's noncompliance prior to the date of this Waiver with the provisions of SECTION 7.3(F) as a result of (i) the payment of dividends prior to the date hereof on the Disqualified Stock fisted on SCHEDULE 7.3(M) and (ii) the making of certain Restricted Payments while a Default had occurred and was continuing;

       (c) the Borrower's non-compliance with the provisions of SECTION 7.4(C) for the quarter ended March 31, 2000 PROVIDED THAT, such waiver shall only be effective if the Company's Net Worth as of the quarter then ended was not less than $13,200,000; and

       (d) the Borrower's default under SECTION 8.1(d) as a result of the Borrower's and its Subsidiaries' failure to comply with the terms of the Collateral Documents with respect to the requirement to obtain landlord agreements and collection account agreements in connection with the consummation of the acquisitions of Computer Forms & Products, Inc. and Artcraft Printing, Inc.; PROVIDED THAT such waiver shall only be effective if such agreements are obtained during the Waiver Period.

       1.2. CONDITIONAL CONSENT AND ADDITIONAL AGREEMENTS. In addition to the waivers set forth above, the parties hereto agree as follows:

       (a) the Lenders hereby agree and consent, that notwithstanding the provisions of the Credit Agreement prohibiting Restricted Payments (other than on the terms provided in SECTION 7.3(F)), during the Waiver Period the Borrower shall be permitted to declare and make dividends or other Restricted Payments with respect to the Disqualified Stock provided the aggregate amount thereof declared and/or paid during the Waiver Period does not exceed $15,000;

       (b) for and in consideration of the waivers and consents set forth herein, the Borrower hereby (i) represents that since December 31, 1999 the Borrower has not made and hereby agrees it will not make and will not permit any of its Subsidiaries to make any bonus payments or similar supplemental compensation payments to any members of the Borrower's senior management in excess of $55,000 and (ii) hereby agrees to deliver to the Agent and the Lenders as soon as practicable but in any event not later than 45 days after the and of each fiscal month, commencing with the fiscal month ended April 30, 2000, the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such period and the related consolidated and consolidating statements of income and cash flows of the Borrower and its Subsidiaries for such fiscal month, certified by the president or chief financial officer of the Borrower

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   on behalf of the Borrower as fairly presenting the consolidated and consolidating financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in accordance with Agreement Accounting Principles, subject to normal year end adjustments.

           1.3. TERMINATION OF WAIVERS AND CONSENTS. Notwithstanding anything herein to the contrary, the waivers of the Specified Defaults and the consents set forth above shall no longer be effective if: (1) the end of the Waiver Period occurs, (2) a Default or Event of Default under the Credit Agreement shall occur and be continuing or the Borrower shall be in violation of any of the terms of this Waiver, and (3) for any transactions entered into on or after June 1, 2000 between the Borrower or any of its Subsidiaries, on the one hand, and Affiliated Computer Services, any member of the Deason Family, any Person in which any member of the Deason family has a material ownership interest, or any Person related to or under common control with the foregoing ("Related Persons") on the other hand, the terms of payment therefor are longer than net 30 days from the date of such transaction or any Related Person has defaulted on its Receivables to the Borrower or any of its Subsidiaries.

           1.4. EFFECT OF WAIVERS. The Borrower understands and agrees that the Waivers set forth herein shall not in any way establish a course of dealing by the Agent or any Lender and shall not affect or impair the rights of the Agent or the Lenders to require strict compliance by the Borrower and its Subsidiaries with the terms of the Credit Agreement and the other Loan Documents. The Agent and the Lenders reserve all rights and remedies available to them after the occurrence of any Event of Default or Default should additional Defaults or Events of Default occur and be continuing.

       2. CONDITIONS OF EFFECTIVENESS. This Waiver shall not become effective unless: (a) this Waiver shall have been executed by the Borrower, the Agent and the Lenders; (b) the Agent shall have received from each of the Borrower's Subsidiaries parties to the Loan Documents a reaffirmation in the form attached as EXHIBIT A hereto; (c) each of the members of the Borrower's senior management (other than the Borrower's prior chief financial officer, William Solomon) shall, have executed a bonus deferral consent in the form attached as EXHIBIT B hereto; and (d) the Borrower shall have received from all Related Persons (as defined in SECTION 1.3 above), other than the $280,000 receivable owing from Precept Builders, payment for all Receivables owing to the Borrower and the Borrower's Subsidiaries which have been outstanding for more than 30 days after the date of the transaction giving rise thereto or are otherwise past the terms granted with respect thereto.

       3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

       (a) The Borrower has the legal power and authority to execute and deliver this Waiver and the officers of the Borrower executing this Waiver have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof

       (b) This Waiver and the Credit Agreement as previously executed and as amended hereby constitute legal, valid and binding obligations of the

   Borrower, enforceable against it in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally).

       (c) The Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents and agrees that all such representations and warranties shall be deemed to have been remade as of the effective date of this Waiver.

       (d) The Borrower has caused to be conducted a thorough review of the terms of the Credit Agreement and the other Loan Documents and the Borrower's and its Subsidiaries operations since the Closing Date and there are no Default or Unmatured Defaults thereunder other than the Specified Defaults. Without limiting the foregoing, the Borrower confirms that it has reviewed the provisions of Section 7.3(h) of the Credit Agreement and all transactions between the Borrower and its Subsidiaries with Affiliates and holders of its Equity interests and confirms that all such transactions are permitted under the terms of such Section.

       (e) The entities listed on EXHIBIT A constitute all of the Borrower's subsidiaries.

   4.  REFERENCE TO THE EFFECT ON THE CREDIT AGREEMENT.

       (a) Upon the effectiveness of Section 1, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder, " "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.

       (b) Except as specifically waived or modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and affect, and are hereby ratified and confirmed.

       (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power of remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

       5. Field Examination. The Borrower understands, that promptly following the execution of this Waiver, the Agent will be making arrangements for the conduct of a field examination and audit of the Borrowers and its Subsidiaries' businesses and the Collateral which the Borrower hereby agrees to facilitate by making available during regular business hours the people and records necessary for the Agent or its designees to promptly conclude such field examination and audit. Pursuant to the terms of SECTION 10.7(A) of the Credit Agreement, amounts incurred in connection with such field examination and audit shall be for the sole cost and expense of the Borrower. Notwithstanding the foregoing, the Agent hereby agrees that not more than $20,000 for expenses incurred during the Waiver Period shall be invoiced by the Agent to the Borrower.

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       6. Release.  To the fullest extent permitted by applicable law, in consideration of the Agent's and the Lenders' execution of this Waiver the Borrower and, by their execution of the reaffirmation, each of its Subsidiaries in each case on behalf of itself and each of their successors and assigns (collectively, the "RELEASORS"), does hereby forever release, discharge and acquit the Agent, each Lender and each of their respective parents, subsidiaries and affiliate corporations or partnerships, and their respective officers, directors, partners, trustees, shareholders, agents, attorneys and employees, and their respective successors, heirs and assigns (collectively, the "RELEASEES") of and from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity), indebtedness and obligations (collectively, "CLAIMS"), of every type, kind, nature, description or character, including, without limitation, any so-called "lender liability" claims or defenses, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to the Releasors, the Obligations, this Waiver, the Credit Agreement, any Loan Document or any third parties liable in whole or in part for the Obligations. Each of the Releasors further agrees to indemnify the Releasees and hold each of the Releasees harmless from and against any and all such Claims which might be brought against any of the Releasees on behalf of any person or entity, including, without limitation, officers, directors, agents, trustees, creditors or shareholders of any of the Releasors. For purposes of the release contained in this paragraph, any reference to any Releasor shall mean and include, as applicable, such Person's or Persons' successors and assigns, including, without limitation, any receiver, trustee or debtor-in-possession, acting on behalf of such parties.

       7. COSTS AND EXPENSES. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, arrangement, execution and enforcement of this Waiver.

       8. GOVERNING LAW. THIS WAIVER IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN DALLAS, TEXAS, AND THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS WAIVER AND THE CREDIT AGREEMENT AS AMENDED HEREBY. ANY DISPUTE BETWEEN THE BORROWER AND THE AGENT, ANY LENDER, OR ANY INDEMNITEE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS WAIVER OR THE CREDIT AGREEMENT AS AMENDED HEREBY, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

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       9. HEADINGS.  Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

       10. COUNTERPARTS. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. A facsimile signature page hereto sent to the Agent or the Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees, if requested, to deliver originals to the Agent thereof.

       11. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Waiver, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Waiver, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Waiver, the Credit Agreement or any of the other Loan Documents.

        - - - - Remainder of this page intentionally blank - - - -













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       IN WITNESS WHEREOF, this Waiver has been duly executed as of the day and year first above written.

                                      PRECEPT BUSINESS SERVICES, INC.
                                      AS THE BORROWER

                                      By: /s/ Doug Deason
                                         ---------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------


                                      BANK ONE, TEXAS, NA,
                                      INDIVIDUALLY AND AS AGENT

                                      By: /s/ C. Dianne Wooley
                                         ---------------------------------
                                      Print Name: C. Dianne Wooley
                                                 -------------------------
                                      Title: Vice President
                                            ------------------------------


                                      WELLS FARGO BANK (TEXAS),
                                      NATIONAL ASSOCIATION,
                                      AS A LENDER

                                      By: /s/ Ronald Christenson
                                         ---------------------------------
                                      Print Name: Ronald Christenson
                                                 -------------------------
                                      Title: Vice President
                                            ------------------------------










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

                                  EXHIBIT A TO
                            WAIVER AND CONSENT NO. 4

                         REAFFIRMATION OF LOAN DOCUMENTS


                                    Attached

                                  REAFFIRMATION

       Each of the undersigned acknowledges receipt of a copy of Waiver and Consent No. 4 to the Credit Agreement dated as of March 22, 1999, as previously amended by Amendment and Waiver No. 1 thereto dated as of May 14, 1999, Amendment and Waiver No. 2 thereto dated as of November 12, 1999 and Amendment and Waiver No. 3 thereto dated as of April 27, 2000, by and among Precept Business Services, Inc., the Lenders and the Agent (as so amended thereby and as further amended, modified, supplemented and/or restated from time to time, the "Credit Agreement") which Waiver and Consent No. 4 is dated as of June 14, 2000 (the "Waiver"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Loan Documents executed by it and acknowledges and agrees that such Loan Documents remain in full force and effect and are hereby ratified, reaffirmed and confirmed. In addition, by its execution hereof, each of the undersigned agrees to be bound by the terms of SECTION 6 of the Waiver. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so amended by the Waiver and as the same may from time to time hereafter be amended, modified or restated.

PRECEPT BUSINESS PRODUCTS, INC.   PRECEPT-CREATIVE, INC.
                                  (formerly known as Creative Acquisition Corp.)

WINGTIP COURIERS, INC.            PRECEPT TRANSPORTATION SERVICES
                                  OF TEXAS, INC.

GARDEN STATE LIMOUSINE, INC.      ARTCRAFT PRINTING, INC.
(formerly known as Garden State
Acquisition Corp. and successor
by merger to Transportation
Systems Corp.)

SHORTWAY RIVER ROUGE, INC.        COMPUTER FORMS & PRODUCTS, INC.

JETPORT EXPRESS INC.              PRECEPT-SOUTHERN SYSTEMS, INC.
                                  (formerly known as Precept Acquisition
                                  Corporation)

In each case:                     In each case:

By: /s/ Peter H. Trembath         By: /s/ Peter H. Trembath
   ------------------------------    -------------------------------------

Name: Peter H. Trembath           Name: Peter H. Trembath
     ----------------------------      -----------------------------------

Title: Sr. Vice President         Title: Senior Vice President
      ---------------------------       ----------------------------------

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PRECEPT TRANSPORTATION SERVICES, LLC

By: PRECEPT BUSINESS SERVICES, INC., as its sole member

By: /s/ Peter H. Trembath
   -----------------------------

Name: Peter H. Trembath
     ---------------------------

Title: Senior Vice President
      --------------------------

















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                                 EXHIBIT B TO
                           WAIVER AND CONSENT NO. 4

                        COMPENSATION DEFERRAL AGREEMENT


                                   Attached


















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                        COMPENSATION DEFERRAL AGREEMENT

       Each of the undersigned acknowledges receipt of a copy of Waiver and Consent No. 4 to the Credit Agreement dated as of March 22, 1999, as previously amended by Amendment and Waiver No. 1 thereto dated as of May 14, 1999, Amendment and Waiver No. 2 thereto dated as of November 12, 1999 and Amendment and Waiver No. 3 thereto dated as of April 27, 2000, by and among Precept Business Services, Inc., the Lenders and the Agent (as so amended thereby and as farther amended, modified, supplemented and/or restated from time to time, the "Credit Agreement") which Waiver and Consent No. 4 is dated as of June 14, 2000 (the "Waiver"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Each of the undersigned agrees to defer all bonus, supplemental compensation and other compensation either previously awarded or which may hereafter be awarded by the Borrower or its Subsidiaries to the undersigned, other than (i) base salary payable at a level consistent with the undersigned's base salary which he/she has been receiving during the period from January 1, 2000 to the present (ii) continuation of standard benefits and (iii) reimbursement for out-of-pocket expenses incurred in the ordinary course of business by such person in the course of conduct of the business of the Borrower or its Subsidiaries, such deferral to remain in effect until the earlier of (a) written consent by the Lenders under the Credit Agreement or (b) the repayment in full in cash of all of the Secured Obligations. Each of the undersigned acknowledges and agrees that the prior financial accommodations made by the Lenders to the Borrower and its Subsidiaries and the continued provision of financial accommodations by the Leaders to the Borrower and its Subsidiaries under the Credit Agreement is of significant benefit to each of the undersigned.

       Executed as of this 14th day of June, 2000

       /s/ Doug Deason
       ------------------------------------------

       /s/ Ronald Sorci
       ------------------------------------------

       /s/ Peter H. Trembath
       ------------------------------------------

       /s/ Paul Cabra
       ------------------------------------------